UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2026

AMERICAN FUSION, INC.

(Exact name of registrant as specified in its charter)

Texas	000-00000	22-1436279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 N. Carroll Ave., Ste. 92
Southlake, TX	76092
(Address of Principal Executive Offices)	(Zip Code)

(480) 788-7420

(Registrant’s telephone number, including area code)

 Renewal Fuels, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 23, 2026, the Company amended its governing documents to change its corporate name from Renewal Fuels, Inc. to American Fusion Inc.

Effective February 5, 2026, the Company completed its domestication into the State of Texas, which was finalized in connection with the Company’s conversion out of Delaware effective February 10, 2026.

In connection with the foregoing corporate actions, the Financial Industry Regulatory Authority (“FINRA”) processed a related corporate action, including the Company’s symbol change to AMFN, which became effective March 17, 2026.

The Company’s fiscal year has not changed.

Item 8.01	Other Events.

On April 28, 2026, Renewal Fuels, Inc. d/b/a American Fusion Inc. (the “Company”) issued a press release announcing the launch of a Government Procurement Services operating segment and an initial transaction within that segment supporting a Canadian Department of National Defence / Quality Engineering Test Establishment procurement requirement.

As described in the press release, the transaction relates to the Company’s ancillary government and institutional procurement activities and is separate from the Company’s core fusion energy development activities conducted through Kepler Fusion Technologies and the Texatron™ platform.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under this Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation dated January 23, 2026

99.1	Press Release, dated April 28, 2026, issued by the Company

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2026	RENEWAL FUELS, INC.

	By:	/s/ Richard C. Hawkins
Chief Executive Officer